IMPORTANT NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

FOR YOUR CONVENIENCE YOU MAY VOTE BY CALLING THE TOLL-FREE TELEPHONE NUMBER PRINTED ON YOUR PROXY BALLOT.

YOU ALSO MAY VOTE BY INTERNET WWW.PROXYVOTE.COM.

A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.

WELLS FARGO FUNDS TRUST
525 Market Street
San Francisco, California 94105

September [__], 2001

Dear Valued Shareholder:

    We are seeking your approval of a new sub-advisory agreement with Dresdner RCM Global Investors LLC, which we refer to as Dresdner, for the Specialized Health Sciences Fund and the Specialized Technology Fund of Wells Fargo Funds Trust. We refer to Wells Fargo Funds Trust as Wells Fargo Funds, to these Funds jointly as the Funds, and to each as a Fund. Dresdner has served as the sub-advisor for each Fund since its inception. Approval of the new sub-advisory agreement is necessary because of a recent change in ownership of Dresdner’s parent company, which has not resulted in, and is not expected to result in, any significant change in the Dresdner personnel who manage the Funds or in the manner that the Funds are managed. The terms of the new sub-advisory agreement are substantially identical to the terms of the prior sub-advisory agreement with Dresdner that terminated with its change in ownership.

    Dresdner has agreed to pay all expenses associated with this proxy solicitation so that shareholders of the Funds will not bear any of these expenses.

WHY IS APPROVAL OF A NEW SUB-ADVISORY AGREEMENT NECESSARY?

    On July 23, 2001, Dresdner Bank AG, a company organized under the laws of Germany that owns Dresdner, was acquired by Allianz AG, a financial services company also organized under the laws of Germany. We refer to this transaction as the Acquisition, and to Dresdner Bank AG and Allianz AG as Dresdner Bank and Allianz, respectively. Allianz’s acquisition of Dresdner Bank resulted in a change of control of Dresdner, the sub-advisor to the Funds. Prior to the Acquisition, Dresdner Bank was a publicly owned corporation with shares listed on the Frankfurt exchange, and did not have any shareholder that owned in excess of 25% of its outstanding shares. Under the United States securities laws, the Acquisition terminated the previous sub-advisory agreement existing between Wells Fargo Funds on behalf of the Funds and Dresdner. On May 6, 2001, in anticipation of the Acquisition and the automatic termination of the existing sub-advisory agreement, the Board of Trustees approved the new sub-advisory agreement, which is substantially identical to the previous sub-advisory agreement that was in effect prior to July 23, 2001. The Board also approved an interim sub-advisory agreement, which permits Dresdner to serve as the sub-advisor to each Fund between July 23, 2001 and the time that shareholders approve the new sub-advisory agreement, but in no event later than December 20, 2001.

ARE THE ADVISORY OR SUB-ADVISORY ARRANGEMENTS FOR THE FUNDS CHANGING?

    No. The purpose of this proxy solicitation is to ensure that the Funds continue to be managed in the same manner by personnel of the same entities that have managed the Funds since they were launched. Wells Fargo Funds Management, LLC, which we refer to as Funds Management, is the investment advisor to each Fund, and will continue to act as the investment advisor for each Fund.

    The new sub-advisory agreement is substantially identical (except for the date of the agreement) to the previous sub-advisory agreement with Dresdner that existed prior to the Acquisition, and the fee rates and services to be provided by Dresdner will not change. The investment policies and investment strategies of each Fund will not change as a result of the new sub-advisory agreement. Also, although Dresdner is now ultimately owned by Allianz, it will still be operated as a separate entity.

    By approving the proposed new sub-advisory agreement, shareholders of each Fund will be voting to continue the management of their Fund as each has been managed since its inception. Approval of the new sub-advisory agreement also will have the effect of confirming the interim sub-advisory agreement that was put into place by the Board of Trustees after the Acquisition, and pursuant to which Dresdner continues to serve as sub-advisor to the Funds.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

    The Board of Trustees of Wells Fargo Funds has unanimously approved the new sub-advisory agreement with Dresdner, and found that it was fair and equitable for each Fund. Your Board of Trustees recommends that you vote FOR the proposed new sub-advisory agreement with Dresdner.

    Please read the enclosed proxy materials and consider the information presented. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may vote by calling the toll-free number printed on your proxy ballot, or via the internet at www. proxyvote.com. If you have any questions about the proxy, please call your trust officer, investment professional, or Wells Fargo Funds customer service at 1-800-222-8222.

Sincerely,

Michael J. Hogan
President
Wells Fargo Funds Trust

SPECIALIZED HEALTH SCIENCES FUND
SPECIALIZED TECHNOLOGY FUND

Series of
WELLS FARGO FUNDS TRUST
525 Market Street
San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR OCTOBER 26, 2001

    This is the formal agenda for the special shareholder meeting of the Specialized Health Sciences and Specialized Technology Funds. It tells shareholders what matters will be voted on and the time and place of the meeting.

    To the Shareholders of the Specialized Health Sciences Fund and the Specialized Technology Fund:

    A special meeting of the shareholders will be held on Friday, October 26, 2001 at 10:00 a.m. (Pacific Time) at the offices of Wells Fargo Funds Trust, Director’s Room, 525 Market Street, 10th Floor, San Francisco, California, 94105, for the purpose of considering and voting upon:
1.	A proposal to approve a sub-advisory agreement with Dresdner RCM Global Investors LLC on behalf of each Fund.
2.	Any other business that properly comes before the meeting or any adjournment(s).

Shareholders of record as of the close of business on September 7, 2001 are entitled to vote at the meeting and any adjournment thereof.

By Order of the Board of Trustees,

C. David Messman
Secretary

September [__], 2001

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER

OF SHARES THAT YOU OWN.

SPECIALIZED HEALTH SCIENCES FUND

SPECIALIZED TECHNOLOGY FUND

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

Dated September [__], 2001

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

    This document is a proxy statement and is being furnished to shareholders of the Specialized Health Sciences Fund and the Specialized Technology Fund. It contains the information that shareholders of each Fund should know before voting on the proposal before them, and should be retained for future reference. The shareholders of the Funds are being asked to vote on one proposal:

        * To approve a new investment sub-advisory agreement with Dresdner.

It is expected that this Proxy Statement will be mailed to shareholders in mid September 2001.

WHY IS APPROVAL OF A NEW SUB-ADVISORY AGREEMENT NECESSARY?

    Shareholder approval of the new sub-advisory agreement is necessary under the United States securities laws because of a recent change in ultimate ownership of Dresdner, the sub-advisor of the Funds. On July 23, 2001, Dresdner Bank AG, a company organized under the laws of Germany that owns Dresdner, was acquired by Allianz AG, a financial services company also organized under the laws of Germany. We refer to this transaction as the Acquisition, and to Dresdner Bank AG and Allianz AG as Dresdner Bank and Allianz, respectively. Munich Reinsurance, a German company engaged in the reinsurance business which we refer to as Munich Re, owns over 25% of Allianz and may be considered to control Allianz. The Acquisition resulted in a change of ultimate control of Dresdner, the sub-advisor to the Funds. Under the United States securities laws, the Acquisition terminated the previous sub-advisory agreement existing between Wells Fargo Funds on behalf of the Funds, Dresdner and Funds Management.

    On May 6, 2001, in anticipation of the Acquisition and the automatic termination of the existing sub-advisory agreement with Dresdner, the Board of Trustees approved a new sub-advisory agreement that is substantially identical (except for the date of the agreement) to the previous sub-advisory agreement with Dresdner that was in effect prior to July 23, 2001. The Board also approved an interim sub-advisory agreement with Dresdner that permits Dresdner to serve as the sub-advisor to each Fund between July 23, 2001 and the time that shareholders approve the new sub-advisory agreement, but in no event later than December 20, 2001.

ARE THE SUB-ADVISORY ARRANGEMENTS CHANGING FOR THE FUNDS?

    No. The purpose of this proxy statement is to ensure that the Funds retain the same sub-advisor and management services that they have received from Dresdner since each Fund was launched. The new sub-advisory agreement is substantially identical to the sub-advisory agreement in existence prior to the Acquisition. Neither the level nor the types of services nor the sub-advisory fees owed by Funds Management to Dresdner will change as a result of approving the new sub-advisory agreement with Dresdner. Finally, the Acquisition is not expected to affect the day-to-day operation or organization of Dresdner. Dresdner has represented that, consistent with its prior practice, Munich Re is not expected to be involved in the day-to-day management or operation of Dresdner.

    One of the portfolio managers of the Specialized Health Sciences Fund has announced that he is leaving Dresdner effective November 3, 2001 but the other portfolio manager will continue to manage that Fund and other Dresdner personnel will assist in the management of the Fund. Dresdner has represented that the departure of this portfolio manager was not caused by the Acquisition or the change in control of Dresdner. Dresdner has further represented that it is actively interviewing candidates to increase the size of its Health Care team, and the departing portfolio manager has agreed to assist in transitioning any new members of the Health Care team until his departure.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

    Yes, additional information about the Funds is available in:
*	The Prospectuses for the Funds;
*	The Statement of Additional Information, or SAI, for the Funds; and
*	The Specialized Technology Fund’s Annual Report to Shareholders dated September 30, 2000, and Semi-Annual Report dated as of March 31, 2001, which contains financial statements for the most recent fiscal period, was previously mailed to shareholders. Information concerning the Specialized Health Sciences Fund is not included in these reports because that Fund was launched after March 31, 2001. All of these documents are on file with the Securities and Exchange Commission, which we refer to as the SEC.

Copies of all of these documents are available upon request without charge by writing to or calling:

Wells Fargo Funds Trust
P.O. Box 7066
San Francisco, CA 94120-7066
1-800-222-8222

You also may view or obtain these documents from the SEC:

In Person: At the SEC’s Public Reference Room in Washington, D.C.

By Phone: 1-800-SEC-0330

By Mail: Public Reference Section
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

(duplicating fee required)

By Email: publicinfo@sec.gov

By Internet: www.sec.gov

(Information about the Funds may be found under Wells Fargo Funds Trust).

    Finally, the principal terms of the proposed sub-advisory agreements are summarized in the proxy statement. A copy of the proposed sub-advisory agreement is available upon request by calling or writing Wells Fargo Funds Trust at the number and address listed above.

Approval of the New Sub-Advisory Agreement

Overview

    Shareholders are being asked to consider and approve a new sub-advisory agreement between Dresdner and Wells Fargo Funds on behalf of each Fund. Before July 23, 2001, Dresdner served as the sub-advisor to each Fund pursuant to an agreement, dated as of March 1, 2001, and originally dated as of July 29, 2000. We refer to this agreement as the Prior Agreement. On July 23, 2001, Dresdner Bank, the ultimate parent of Dresdner, was acquired by Allianz. Allianz, in turn, may be considered to be controlled by Munich Re, which owns over 25% of Allianz. Allianz’s acquisition of Dresdner Bank resulted in a change of control of Dresdner, the sub-advisor to each Fund. The Acquisition has not resulted in any change in the organization of Dresdner or the Dresdner personnel who manage the Funds or in the way the Funds are or will be managed. Faraz Naqvi, M.D., one of the co-managers of the Specialized Health Sciences Fund, has announced that he is leaving Dresdner effective November 3, 2001. However, the other named portfolio manager will continue to manage that Fund and other Dresdner investment personnel of its Health Care team will assist in the management of the Fund. In addition, Dresdner has represented that the departure of this portfolio manager was not caused by the Acquisition or the change in control of Dresdner. Dresdner has further represented that it is actively interviewing candidates to increase the size of its Health Care team, and Dr. Naqvi will assist in transitioning any new members of the Health Care team until his departure. Dresdner also will continue to be operated as a separate subsidiary but now is ultimately owned by Allianz, rather than Dresdner Bank. Munich Re is not expected to be involved in the day-to-day operation or management of Dresdner. Finally, the investment objectives and strategies of the Funds, and the investment advisory fees and sub-advisory fees payable by the Funds have not changed, and are not expected to change as a result of the Acquisition.

    Under the federal securities laws, however, this Acquisition terminated the Prior Agreement between Wells Fargo Funds on behalf of the Funds and Dresdner. The federal securities laws also require shareholders to approve new sub-advisory agreements. However, an SEC rule permits a fund board to approve an interim sub-advisory agreement in anticipation of a transaction that will terminate an existing sub-advisory agreement. All fees owed under the interim agreement must be paid into an escrow account until shareholders approve a new sub-advisory agreement, and the interim agreement cannot continue beyond 150 days after the termination of the previous agreement.

    In anticipation of the termination of the Prior Sub-Advisory Agreement, on May 6, 2001, the Board of Trustees of Wells Fargo Funds approved a New Sub-Advisory Agreement with Dresdner to be effective upon shareholder approval, which we refer to as the New Agreement. To ensure that the Funds were not left without sub-advisory services between July 23, 2001 and the approval of the New Agreement, the Board also approved an Interim Sub-Advisory Agreement effective between July 23, 2001 and the earlier of shareholder approval of the New Agreement or December 20, 2001, which we refer to as the Interim Agreement. The terms of the New Agreement are substantially identical to the Prior Agreement that was in effect prior to July 23, 2001, except for the date. Thus, unless otherwise specified, a description of the New Agreement also covers the Prior Agreement.

    The Interim Agreement is substantially similar to the New and Prior Agreements and the only differences are those mandated by the SEC rule permitting interim agreements. Thus, unless otherwise specified, a description of the New Agreement also covers the Interim Agreement. If shareholders do not approve the New Agreement, Dresdner will only be entitled to fees from the escrow account that represent its cost in providing advisory services to the Funds during the interim period, and Dresdner will not be able to continue to provide sub-advisory services to the Funds. If shareholders do not approve the New Agreement, the Board of Trustees of Wells Fargo Funds will consider what further action is appropriate.

Terms of the New Agreement

    Under the terms of the New Agreement, Dresdner would be responsible, subject to oversight by Funds Management and the Board of Trustees of Wells Fargo Funds, for investing and reinvesting each Fund’s assets in a manner consistent with its investment objectives, policies and restrictions, and applicable federal and state law. For providing these services under the New Agreement, Dresdner would be entitled to receive a sub-advisory fee from the Funds as listed in the chart below. Funds Management would be solely responsible for paying this fee.

Name of Fund	Dresdner’s Sub-Advisory Fee
Specialized Health Sciences Fund	$ 0-100 million 0.95% $100-500 million 0.65% >$500 million 0.60%
Specialized Technology Fund	$0-100 million 1.00% $100-500 million 0.75% $500- 1 billion 0.60% >$ 1 billion 0.50%

    The proposed sub-advisory fees are the same under the Prior Agreement, the New Agreement and the Interim Agreement.

    Under the New Agreement, Dresdner also would be responsible for providing additional services related to the continuous investment program for the Funds, including recordkeeping services, and would be obligated to comply with all the applicable rules and regulations of the SEC. The New Agreement also requires Dresdner to submit certain reports to the Board of Trustees or Funds Management both quarterly and upon request. The New Agreement also specifies that Dresdner must use its best efforts to obtain for the Funds the most favorable price and execution available. In compliance with the federal securities laws and subject to reporting to the Board of Trustees, Dresdner may cause a Fund to pay a broker who provides certain research and brokerage services an amount for a commission that exceeds the amount that another broker would charge, in recognition of the brokerage and research services provided. The New Agreement also provides that Dresdner may aggregate the orders of the Funds with those of other clients or accounts Dresdner manages, provided that the aggregation will result in an overall economic benefit to the Fund and Dresdner complies with all SEC pronouncements and interpretations regarding the aggregation of trades.

    If approved by shareholders of the Funds, the New Agreement will continue in effect for an initial term of two years from the date of shareholder approval. After the initial term, the New Agreement is renewable annually for no more than one year by vote of the Board of Trustees or the shareholders. The New Agreement may be terminated at any time without penalty by written notice of a Fund to Dresdner in the event that the Board of Trustees or the shareholders vote to terminate the Agreement, or by Dresdner upon 60 days’ written notice. Consistent with the federal securities laws, the New Agreement also would terminate upon its "assignment" (as defined in the Investment Company Act of 1940, which we refer to as the 1940 Act).

    Approval of the New Agreement also will confirm the Interim Agreement and permit Dresdner to be fully paid by Funds Management for providing sub-advisory services to the Funds during the interim period. The terms of the Interim Agreement are substantially identical to the New Agreement, except under the terms of the Interim Agreement, the sub-advisory fees referenced above for the period between July 23, 2001 and the earlier of shareholder approval of the New Agreement or December 20, 2001, are paid into an escrow account. If shareholders approve the New Agreement, Dresdner will be entitled to receive the balance of the escrow account, and will be able to continue as the sub-advisor to the Funds under the New Agreement. If shareholders do not approve the New Agreement, Dresdner is entitled to receive from the escrow account only the amount representing its cost in providing sub-advisory services to the Funds during the interim period, and any remainder would be returned to the Fund(s). Because Dresdner’s sub-advisory fees are paid by Funds Management, and not by the Funds directly, approval of the New Agreement and payment to Dresdner for providing services to the Funds during the interim period will not increase the fees payable by either Fund. If shareholders of a Fund do not approve the New Agreement, Dresdner may not continue to serve as the sub-advisor and the Board of Trustees of Wells Fargo Funds will determine what further action is appropriate.

Board Consideration and Approval of the New Agreement

    Before July 23, 2001, Dresdner served as the sub-advisor to each Fund pursuant to the Prior Agreement that was approved by the Board of Wells Fargo Funds on October 24, 2000 on behalf of the Specialized Technology Fund, and on February 16, 2001 on behalf of the Specialized Health Sciences Fund. The Prior Agreement was approved by the sole shareholder of the Specialized Technology Fund on July 31, 2000, and was approved by the sole shareholder of the Specialized Health Sciences Fund on March 26, 2001.

    At the May 8, 2001 meeting, the Board was informed of the Acquisition, and the expected termination of the Prior Agreement upon the closing of the Acquisition. The Board received information concerning the New Agreement and the Interim Agreement and was advised of the standards applicable under the federal securities laws in determining whether to approve the New Agreement and the Interim Agreement. The information provided by Funds Management to the Board included a description of the Acquisition, and a discussion of how the Acquisition would affect Dresdner’s ability to perform its duties as set forth in the New Agreement and the Interim Agreement. Funds Management informed the Board that it did not expect that the Acquisition would have a material effect on the quality or nature of the sub-advisory services provided to the Funds or on the operations of the Funds or their shareholders. Funds Management also noted that it did not anticipate any material change in the day-to-day operations of Dresdner and it was anticipated that Dresdner would continue to be operated as a separate legal entity after the Acquisition.

    At the May 8, meeting, the Board, including the Independent Trustees, unanimously approved the New Agreement and the Interim Agreement. Specifically, the Board determined that the compensation payable under the New Agreement and the Interim Agreement was fair and equitable and did not represent an increase from the rates charged under the Prior Agreement. The Board also determined that the scope and quality of services to be provided to the Funds under the New Agreement and the Interim Agreement would be at least equivalent to the scope and quality of services provided under the Prior Agreement.

    The Board based its decision to recommend the approval of the New Agreement on the following material factors: (i) the scope and type of services contemplated under the New Agreement, the sub-advisory fees, and the level of service provided to each Fund; (ii) the financial strength of Dresdner and the strength of its new ultimate parent company; (iii) the continued employment by Dresdner of qualified investment professionals to manage the assets of the Fund; (iv) the depth of experience of Dresdner’s investment professionals following the change of control; (v) the investment record of Dresdner in managing the Funds to date and other funds with similar investment objectives and strategies; and (vi) that Funds’ shareholders would not bear any costs associated with the proxy solicitation. In making its decision to recommend approving the New Agreement, the factor that the Board considered most important was the absence of changes to the level or quality of services to be provided to the Funds.

    Although subsequent to the Board meeting, Faraz Naqvi, M.D., one of the co-managers of the Specialized Health Sciences Fund, announced that he was leaving Dresdner effective November 3, 2001, Dresdner has represented that his departure was not caused by the Acquisition or the change in control of Dresdner. The other co-manager of the Specialized Health Sciences Fund is remaining at Dresdner and will continue to manage the Fund, and other investment personnel of Dresdner will continue to provide services to the Fund. Moreover, Dr. Naqvi has announced that he will assist in transitioning new members of the Health Care team before he leaves on November 3, 2001.

Information Regarding Dresdner

    Dresdner is a limited liability company organized under the laws of the State of Delaware, and is a registered with the U.S. Securities and Exchange Commission as an investment advisor. Dresdner is a wholly-owned subsidiary of Dresdner RCM Global Investors US Holdings LLC ("Dresdner Holdings"), a limited liability company organized under the laws of the State of Delaware. The principal address for Dresdner and Dresdner Holdings is 4 Embarcadero Center, San Francisco, California, 94111. Dresdner Bank owns 99% of Dresdner Holdings and Dresdner Kleinwort Wasserstein North America LLC owns the remaining 1%. Dresdner Bank’s principal executive offices are located at Juergen-Ponto-Platz 1, D-60301 Frankfurt-am-Main, Germany and Dresdner Kleinwort Wasserstein North America LLC’s principal executive offices are located at 75 Wall Street, New York, New York 10005. Prior to the Acquisition, Dresdner Bank was a publicly-owned company organized under German law, and had no shareholder that owned more than 25% of its outstanding shares. Dresdner Bank is now ultimately owned by Allianz, an international financial services company organized under German law. Allianz’s principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. Munich Re, a reinsurance company organized under German law, owns more than 25% of Allianz, and may be considered to control Allianz. Munich Re’s principal address is 80791, Munich, Germany. However, Dresdner has been informed that, consistent with prior practice, Munich Re is not expected to be involved in the management of Dresdner.

    In addition to serving as the investment sub-advisor to the Funds, Dresdner serves as the investment advisor to certain institutional funds, which have investment objectives similar to the Funds. The chart below details information about these similar funds advised by Dresdner.

Name of Fund	Asset Size as of June 30, 2001	Current Management Fee Based on Average Daily Net Assets
Global Technology Fund (similar to Specialized Technology Fund)	$463,843,400	1.00%
Global Health Care Fund (similar to Specialized Health Sciences Fund)	$239,375,578	1.00%

    The Board of Managers and principal executive officer of Dresdner and their principal occupation and addresses are listed in the chart below:
Name and Address	Position at Dresdner	Principal Occupation(s)
Gerhard Eberstadt Juergen-Ponto Platz 1 D-60301 Frankfurt-am-Main Germany	Member of Board of Managers	Member of Board of Managers, Dresdner Bank AG
George N. Fugelsang 75 Wall Street New York, NY 10235	Member of Board of Managers	President/Chief Executive Officer/Chairman, Dresdner Kleinwort Wasserstein Securities LLC
Susan C. Gause*	Member of Board of Managers; and Senior Managing Director	Member of Board of Managers; and Senior Managing Director of Dresdner
Luke D. Knecht*	Member of Board of Managers; and Managing Director	Member of Board of Managers; and Managing Director of Dresdner
Joachim Maedler Juergen-Ponto-Platz 1 D-60301 Frankfurt-am-Main Germany	Member of Board of Managers	Member of Board of Managers, Dresdner Bank AG
William L. Price*	Chairman of Board of Managers; Senior Managing Director; and Global Chief Investment Officer	Chairman of Board of Managers; Senior Managing Director; and Global Chief Investment Officer of Dresdner

*The address for these members of the Board of Managers is Four Embarcadero Center, San Francisco, California 941111.

The Specialized Health Sciences Fund was launched on April 2, 2001, after the close of the last fiscal year (ended September 30, 2000). The amount of sub-advisory fees paid to Dresdner by Funds Management to sub-advise the Specialized Health Sciences Fund for the period April 2, 2001 (inception date) through June 30, 2001 was $34,920. For the fiscal year ended September 30, 2000, the amount of sub-advisory fees paid to Dresdner by Funds Management to sub-advise the Specialized Technology Fund was $76,000 (inception date of the Fund was September 18, 2000). The amount of sub-advisory fees paid to Dresdner by Funds Management to sub-advise the Specialized Technology Fund for the period October 1, 2000 through March 31, 2001 was $523,867. Other than the sub-advisory fees paid by Funds Management to Dresdner as detailed above, the Funds did not make any other payments to Dresdner or any affiliate of Dresdner since the inception of each Fund.

OTHER INFORMATION ABOUT THE PROPOSAL

More Information on Voting

    This Proxy is being furnished in connection with the solicitation of proxies by the Board of Trustees of Wells Fargo Funds to solicit your vote to approve the New Agreement with Dresdner, at a meeting of shareholders, which we refer to as the Meeting. The Meeting will be held on Friday, October 26, 2001 at 10:00 a.m. (Pacific Time) at the offices of Wells Fargo Funds Trust, Director’s Room, 525 Market Street, 10th Floor, San Francisco, California, 94105.

You may vote in one of four ways.

*	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).
*	Vote on the internet at www.proxyvote.com and follow the instructions provided.
*	Call the toll-free number printed on your proxy ballot and follow the instructions provided.
*	You also may vote in person by attending the special meeting.

    Please note that to vote via the internet or telephone, you will need the "control number" that is printed on your ballot card.

    You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the appropriate Fund. You also may give written notice of revocation in person at the meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal, as applicable.

    Only shareholders of record on September 7, 2001 are entitled to vote at the Meeting. Each whole and fractional share of a Fund held as of September 7, 2001 is entitled to a whole or fractional vote. For each Fund, the presence in person or by proxy of 30% of the outstanding shares is required to constitute a quorum. Approval of the New Agreement requires approval by the lesser of (1) 67% or more of the voting shares of the Fund present at the Meeting, provided that holders of more than 50% of such Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities.

    The election inspectors will count your vote at the Meeting, if cast in person or by proxy. The election inspectors will count:

        * votes cast "FOR" approval of the proposal to determine whether sufficient affirmative votes have been cast;

        * ballots that are returned without a direction the same as votes cast "FOR" the proposal;

        * abstentions and broker non-votes of shares (in addition to votes cast) to determine whether a quorum is present at the              Meeting. Abstentions and broker non-votes are not counted to determine whether a proposal has been approved.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

    The Board knows of no matters other than the Proposals described in this proxy statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any adjournment(s).

    In addition to the solicitation of proxies by mail or expedited delivery service, the Board of Trustees of Wells Fargo Funds and employees and agents of Funds Management may solicit proxies in person or by telephone. Funds Management will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals.

Outstanding Shares

    As of September 7, 2001, each Fund had the following number of shares outstanding:

Name of Fund	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding for Each Fund
Specialized Health Sciences Fund
Class A

Class B

Class C

Specialized Technology Fund
Class A

Class B

Class C

Principal Shareholders

    The table below shows the name, address and share ownership of each person known to Wells Fargo Funds to own 5% or more of the shares of the Fund as of September 7, 2001. Each shareholder is known to own of record the shares indicated below.

Fund	Name and Address	Class of Shares/ Type of Ownership	% of Share Class	% of Fund
Specialized Health Sciences Fund
Specialized Technology Fund

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class or a Fund, or is identified as the holder of record of more than 25% of a class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.

    As of September 30, 2000, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of each Fund.

Other Information about the Funds

    Funds Management serves as the Funds’ investment advisor and administrator, and is located at 525 Market Street, San Francisco, California 94105. Stephens Inc. serves as the Funds’ principal underwriter, and is located at 111 Center Street, Little Rock, Arkansas 72201.

Annual Meetings and Shareholder Meetings

    Wells Fargo Funds does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to Wells Fargo Funds within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because Wells Fargo Funds does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

APPENDIX 1

PROXY BALLOT

SPECIALIZED HEALTH SCIENCES FUND
SPECIALIZED TECHNOLOGY FUND

WELLS FARGO FUNDS TRUST
525 MARKET STREET
SAN FRANCISCO, CA 94105

    BY MY SIGNATURE BELOW, I APPOINT MICHAEL J. HOGAN, KARLA M. RABUSCH, C. DAVID MESSMAN, DOROTHY PETERS AND CHRISTOPHER BELLONZI (OFFICERS OF WELLS FARGO FUNDS TRUST (THE "TRUST") AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE PORTFOLIO IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF WELLS FARGO FUNDS TRUST TO BE HELD AT 525 MARKET ST., 10TH FLOOR, SAN FRANCISCO, CALIFORNIA ON FRIDAY, OCTOBER 26, 2001, 10:00 A.M. PACIFIC TIME, AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHAREHOLDERS MEETING AND THE PROXY STATEMENT DATED SEPTEMBER 10, 2001.

    THE PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSAL. THE PROXIES WILL VOTE ON ANY MATTER NOT DESCRIBED IN THE PROXY STATEMENT THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGMENT.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

    PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

1.     To approve a new investment sub-advisory agreement with Dresdner RCM Global Investors LLC.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

[Name Of Fund] ______________________________

Signature of Shareholder

No. of Shares _____________________________________________

DATE ____________________________

NOTE:     PLEASE MAKE SURE YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE.  YOU MAY ALSO VOTE BY CALLING  [________] TOLL-FREE AT  [_______] 24 HOURS A DAY, OR ON THE INTERNET at WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.

APPENDIX 2

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND DRESDNER RCM GLOBAL INVESTORS LLC

    This AGREEMENT is made as of this [___ day of October, 2001], between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, San Francisco, California 94105, and Dresdner RCM Global Investors LLC (the "Sub-Adviser"), a corporation organized under the laws of the State of Delaware with its principal place of business at 4 Embarcadero Center, San Francisco, California 94111.

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

    WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

    NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

    Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular quarterly meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended and supplemented, By-Laws (if any), Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

(e) Nothing contained herein shall be deemed to authorize the Sub-Adviser to take or receive physical possession of any cash or securities held in the Fund by the Trust, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all such purchases, sales, deliveries and investments made pursuant to Sub-Adviser’s direction shall rest upon the Trust. The Trust and the Adviser shall not hold the Sub-Adviser responsible for any loss incurred by reason of any act or omission of the Trust, and shall hold Sub-Adviser harmless from any and all such loss, damage, or liability from such act or omission.

Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

    In addition, any code of ethics adopted by the Sub-Advisers in compliance with Rule 17j-1 under the 1940 Act shall include policies, prohibitions and procedures which substantially conform to the recommendations regarding personal investing approved by the Board of Governors of the Investment Company Institute on June 30, 1994, as such recommendations may be amended from time to time, and that comply with any amendments to Rule 17j-1 under the 1940 Act.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

    Provided the investment objectives of the Fund are adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other portfolios managed by Sub-Adviser, if, in Sub-Adviser’s reasonable judgement, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price and brokerage commission. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and Adviser acknowledge that Sub-Adviser’s determination of such economic benefit to the Fund is based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, or a combination of these and other factors. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff ("SEC Requirements"). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any SEC Requirements.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be solely responsible for the Sub-Adviser’s fees for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Michael J. Hogan, and that of the Sub-Adviser shall be Dresdner RCM Global Investors LLC, shall be 4 Embarcadero Center, San Francisco, California, 94111, Attention: General Counsel.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Sub-Adviser agrees and consents that it shall maintain strict confidence in regard to the Funds. The Adviser and Sub-Adviser agree that the Sub-Adviser is authorized to include the name of the Adviser on a list that may be used in connection with the Sub-Adviser’s marketing practices subject to the Adviser’s right to review any such advertisements. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 20. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST

on behalf of the Funds

By: ____________________________

C. David Messman
Secretary
WELLS FARGO FUNDS MANAGEMENT, LLC

By: ____________________________

Andrew Owen
Vice President

DRESDNER RCM GLOBAL INVESTORS LLC

By: ____________________________

Joseph M. Rusbarsky
Senior Managing Director

Appendix A

Specialized Health Sciences Fund

Specialized Technology Fund

Approved by Board of Trustees: May 8, 2001.

SCHEDULE A

WELLS FARGO FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

    This fee agreement is made as of the [___ day of October, 2001], by and between Wells Fargo Funds Management, LLC (the "Adviser") and Dresdner RCM Global Investors LLC (the "Sub-Adviser").

    WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds"); and

    WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to at the annual rates indicated on Schedule A.

    NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated on a monthly basis by applying the following annual rates to each Fund’s net assets:

(a) for the Specialized Health Sciences Fund

Breakpoints	Sub-Advisory Fee
0-100 million 100-500 million > 500 million	0.95% 0.65% 0.60%

(b) for the Specialized Technology Fund:

Breakpoints	Sub-Advisory Fee
0-100 million 100-500 million 500M-1,000 million >1,000M	1.00% 0.75% 0.60% 0.50%

    The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ____________________________

Andrew Owen
Vice President

DRESDNER RCM GLOBAL INVESTORS LLC

By:____________________________

Joseph M. Rusbarsky
Senior Managing Director